UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

BIG 5 SPORTING GOODS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 536-0611

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BGFV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 2, 2025 (the “Closing Date”), Big 5 Sporting Goods Corporation, a Delaware corporation (“Big 5” or the “Company”), Worldwide Sports Group Holdings LLC, a Delaware limited liability company (“Parent”), WSG Merger LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”) and Worldwide Golf Group LLC, a Delaware limited liability company (“Guarantor”), completed the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of June 29, 2025 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Parent, Merger Sub and, solely for purposes of Section 9.13 of the Merger Agreement, Guarantor. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Item 1.02	Termination of a Material Definitive Agreement

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

At the Effective Time, the Company terminated its First Amended and Restated Loan, Guaranty and Security Agreement, dated as of December 18, 2024 by and among the Company, Big 5 Corp. and Big 5 Services Corp., and Bank of America, N.A., as sole agent and lender (the “Existing Credit Facility”). The termination of the Existing Credit Facility was effectuated following the full repayment of all outstanding obligations under the Existing Credit Facility, which was funded through the proceeds received from the Merger. The Company did not incur any early termination penalties as a result of the repayment of indebtedness or termination of the Existing Credit Facility. In connection with the repayment of the outstanding indebtedness by the Company under the Existing Credit Facility, certain guarantees, liens and other security interests in connection therewith were terminated and/or released, as applicable.

Item 2.01	Completion of Acquisitions or Dispositions of Assets.

The information contained in the Introductory Note and in Items 3.03, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time, each share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock (i) owned immediately prior to the Effective Time by Parent, Merger Sub or the Company or by any direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company or (ii) owned by Company stockholders who are entitled to demand and have properly and validly demanded their appraisal rights under Delaware law, was automatically converted into the right to receive $1.45 per share in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”).

At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each a “Company Option”) was automatically canceled and converted into the right to receive an amount in cash (without interest), if any, equal to (i) the product obtained by multiplying (x) the number of shares of Company Common Stock underlying such Company Options immediately prior to the Effective Time, by (y) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Options, less (ii) any applicable withholding taxes. For the avoidance of doubt, if the exercise price payable in respect of a share of Company Common Stock underlying a Company Option equaled or exceeded the Merger Consideration, such Company Option was canceled for no consideration.

At the Effective Time, each outstanding award of restricted stock units covering shares of Company Common Stock (each a “Company RSU Award”) was automatically canceled and converted into the right to receive an amount in cash (without interest) equal to the (i) the product of (x) the Merger Consideration and (y) the number of shares of Company Common Stock underlying such Company RSU Award as of the Effective Time, less (ii) any applicable withholding taxes.

At the Effective Time, each outstanding Company restricted share (each a “Company Restricted Share”) was automatically canceled and converted into the right to receive an amount in cash (without interest) equal to the Merger Consideration plus any unpaid dividends that accrued on such Company Restricted Share prior to the Effective Time.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Big 5 with the SEC on June 30, 2025, and is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on the Closing Date, Big 5 notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been consummated and that the outstanding Company Common Stock had been converted into the right to receive the Merger Consideration. The Company requested that Nasdaq suspend trading of Company Common Stock prior to the opening of trading on the Closing Date, withdraw the Company Common Stock from listing on Nasdaq and file with the SEC an application on Form 25 to delist and deregister Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Company Common Stock from Nasdaq will be effective 10 days after the filing of the Form 25. Following the effectiveness of such Form 25, Big 5 intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of Big 5’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, at the Effective Time, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically canceled and converted into the right to receive the Merger Consideration pursuant to the terms of the Merger Agreement. Accordingly, at the Effective Time, holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration pursuant to the terms of the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note and in Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of Big 5 occurred on the Closing Date and Big 5 became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, as of the Effective Time, each of the directors of Big 5 resigned from the board of directors of Big 5 and from any and all committees or subcommittees of the Board on which they served. As of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, as of the Effective Time, the Amended and Restated Certificate of Incorporation of Big 5, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Second Amended and Restated Certificate of Incorporation”). A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the Second Amended and Restated Bylaws of Big 5, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. A copy of the Third Amended and Restated Bylaws of Big 5 are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 29, 2025, by and among Big 5 Sporting Goods Corporation, Worldwide Sports Group Holdings LLC, WSG Merger LLC, and solely for the purpose of Section 9.13 thereof, Worldwide Golf Group LLC (incorporated by reference to Exhibit 2.1 to Big 5’s Current Report on Form 8-K filed on June 30, 2025)*

3.1	Second Amended and Restated Certificate of Incorporation of Big 5 Sporting Goods Corporation

3.2	Third Amended and Restated Bylaws of Big 5 Sporting Goods Corporation.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2025	BIG 5 SPORTING GOODS CORPORATION

	By:	/s/ Steven G. Miller
	Name:	Steven G. Miller
	Title:	President and Chief Executive Officer